                                                                       EXHIBIT A

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           04/2001 DISTRIBUTION REPORT


SERIES:  wamu 2001-2                                   WEIGHTED AVERAGE PC RATE:    7.33066%
POOL NUMBER:  1699
--------------------------------------------------------------------------------------------
ISSUE DATE:  03/28/2001
CERTIFICATE BALANCE AT ISSUE:    $971,301,068.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   ---------  ------------------  ------------------
BALANCES FROM LAST FISCAL MONTH-END:                    2876                         $971,301,068.27
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $694,152.74
Unscheduled Principal Collection/Reversals                         $1,732,829.96
Liquidations-in-full                                     101      $39,022,254.23
Net principal Distributed                                         $41,449,236.93    ($41,449,236.93)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2775                         $929,851,831.34

SCHEDULED INTEREST AT MORTGAGE RATE:                               $6,186,077.02

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $242,825.32

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $47,392,488.63

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                MASTER SERVICING
                       MORTGAGE PASS-THROUGH CERTIFICATES
                           04/2001 DISTRIBUTION REPORT


SERIES:  wamu 2001-2                                   WEIGHTED AVERAGE PC RATE:    7.33066%
POOL NUMBER:  1699
--------------------------------------------------------------------------------------------
AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
------------------         -----------------
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity
SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
------------------  ----------------  ----------------  ----------------  ----------------  ----------------
    $41,449,236.93     $5,943,251.70             $0.00     $5,943,251.70             $0.00    $47,392,488.63

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
------------------  ----------------  ----------------  ----------------  ----------------  ----------------
MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00
DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
-----  -----------------     -----  -----------------     -----  -----------------
   22      $9,024,604.27         0              $0.00         0              $0.00
FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
-----  -----------------     -----  -----------------     -----  -----------------
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6 Certificates immediately after the principal and interest distribution on 04/25/2001 are as follows:

                Class       Class Principal Balance
                B1                $12,141,000.00
                B2                 $9,713,000.00
                B3                 $6,313,000.00
                B4                 $5,342,000.00
                B5                 $2,428,000.00
                B6                 $2,913,968.00
                                   -------------
                Total             $38,850,968.00
                                  ==============

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                       EXHIBIT A

               DELINQUENT* MORTGAGE LOANS (As of March 31, 2001):

SERIES:  2001-2                 POOL NUMBER:  1699

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $929,851,831.34**        $9,024,604.27***        $9,024,604.27***
Number:                         2775                     22                      22
% of Pool:                    100.00%                  0.97%                   0.97%
(Dollars)
% of Pool:                    100.00%                  0.79%                   0.79%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2001 scheduled payments and March 01, 2001 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of March 31, 2001.

Trading Factor, calculated as of distribution date : 0.95732607.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2001, and unscheduled prepayments in months prior to April ) can be calculated.